SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 30, 1997

                                    PSC Inc.
             (Exact name of Registrant as Specified in its Charter)

                                    New York
                 (State or other jurisdiction of Incorporation)

   0-9919                                                16-0969362
(Commission File Number)                      (IRS Employer Identification No.)

                    675 Basket Road, Webster, New York 14580
                    (Address of Principal Executive Offices)

                                 (716) 265-1600
              (Registrant's Telephone Number, including Area Code)


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Item 5.           Other Events

                  On April 30, 1997, L. Michael Hone resigned as Chief Executive Officer, as Chairman of the Board of Directors, and as a member of the Board of Directors of the Registrant, and as an officer and director of all of the Registrant's subsidiaries and affiliates. On the same date, Robert S. Ehrlich, formerly the Registrant's Vice Chairman, was elected Chairman of the Board and Robert C. Strandberg, formerly the Registrant's Executive Vice President, was elected as interim President and chief Executive Officer of the Registrant.


Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                         99.1 New Release  entitled "PSC Announces  Management
                  Reorganization" issued by the Registrant on April 30, 1997.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PSC Inc.
                                                  (Registrant)

Date:  May 7, 1997              By: /s/ William J. Woodard
                                William J. Woodard, Vice President,
                                Chief Financial Officer and Treasurer